UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 29, 2010

SkyTerra Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-13865	23-2368845
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10802 Parkridge Boulevard

Reston, VA 20191

(Address of principal executive offices, including zip code)

(703) 390-2700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

On March 29, 2010, Harbinger Capital Partners Master Fund I, Ltd., an exempted company organized under the laws of the Cayman Islands (“Master Fund”), and Harbinger Capital Partners Special Situations Fund, L.P., a Delaware limited partnership (“Special Fund” and together with Master Fund, “Harbinger”), completed their acquisition of SkyTerra Communications, Inc. (“SkyTerra”) pursuant to the terms of that certain agreement and plan of merger, dated as of September 23, 2009 (as amended, the “Merger Agreement”), by and among SkyTerra, Harbinger and Sol Private Corp. (“Sol”), an indirect wholly-owned subsidiary of Harbinger. To consummate the acquisition, Sol was merged (the “Merger”) with and into SkyTerra with SkyTerra as the surviving corporation. Pursuant to the Merger Agreement, as of the effective time of the Merger, each share of common stock, par value $0.01 per share (“Common Stock”), of SkyTerra and each share of non-voting common stock, par value $0.01 per share (“Non-Voting Common Stock” and together with Common Stock, “Capital Stock”), of SkyTerra, issued and outstanding immediately prior to the effective time of the Merger (other than shares of Capital Stock held by Harbinger or its affiliates, or by SkyTerra or any of its subsidiaries) was converted into the right to receive $5.00 in cash, without interest (the “Merger Consideration”).

As a result of the Merger, all of SkyTerra’s issued and outstanding Capital Stock is owned indirectly by Harbinger. The aggregate cash consideration payable to former SkyTerra stockholders (other than Harbinger and its affiliates) is approximately $262,500,000.00. Sol obtained the consideration for the Merger from Harbinger and its affiliates.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introduction above is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Trading of SkyTerra Common Stock was suspended as of the close of trading on March 29, 2010. On March 29, 2010, SkyTerra notified the Financial Industry Regulatory Authority (“FINRA”) and the Over-the-Counter Bulletin Board (“OTCBB”) of the effectiveness of the Merger and its intent to voluntarily remove its Common Stock from the OTCBB, where such stock traded under the symbol “SKYT.” SkyTerra will file a Form 15 with the Securities and Exchange Commission (“SEC”) to suspend its duty to file reports under Sections 13 and 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to deregister its Common Stock under Section 12(g) of the Exchange Act. Accordingly, the last day of trading of SkyTerra’s Common Stock on the OTCBB was March 29, 2010.

Item 3.03	Material Modification to Rights of Security Holders.

As described in the Introduction above, as a result of the Merger, each share of SkyTerra Capital Stock, issued and outstanding immediately prior to the effective time of the Merger (other than shares of Capital Stock held by Harbinger or its affiliates, or by SkyTerra or any of its subsidiaries) was converted into the right to receive the Merger Consideration.

At the effective time of the Merger, SkyTerra stockholders immediately prior to the effective time (other than Harbinger and certain of its affiliates) ceased to have any rights as stockholders of SkyTerra (other than their right to receive Merger Consideration) and accordingly no longer have any interest in SkyTerra’s future earnings and growth.

The information set forth in the Introduction and Items 2.01 and 3.01 is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

As described in the Introduction above, on March 29, 2010, Harbinger completed its acquisition of SkyTerra, pursuant to the terms of the Merger Agreement. To consummate the acquisition, Sol was merged with and into SkyTerra with SkyTerra surviving as an indirect wholly-owned subsidiary of Harbinger.

Pursuant to the Merger Agreement, as of the effective time of the Merger, each share of SkyTerra Capital Stock, issued and outstanding immediately prior to the effective time of the Merger (other than shares of Capital Stock held by Harbinger or its affiliates, or by SkyTerra or any of its subsidiaries) was converted into the right to receive the Merger Consideration. The aggregate cash consideration payable to such former SkyTerra stockholders is approximately $262,500,000.00. Sol obtained the consideration for the Merger from Harbinger and its affiliates.

The information set forth in the Introduction and Item 2.01 is incorporated by reference.

On March 29, 2010, SkyTerra issued a press release announcing the consummation of the Merger. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, effective as of the closing of the Merger, each of Jose Cecin, Jr., Paul Latchford, Jr., Jeffrey Killeen, William Stasior and Michael Weiner ceased serving as members of SkyTerra’s board of directors and all committees thereof.

Pursuant to the Merger Agreement, effective as of the closing of the Merger, each of Philip Falcone, Peter Jenson and Keith Hladek were elected as new members of SkyTerra’s board of directors.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, at the effective time of the Merger, the certificate of incorporation of Sol was amended, and such amended certificate of incorporation became the certificate of incorporation of the surviving corporation. A copy of the Amended Certificate of Incorporation of SkyTerra is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Pursuant to the Merger Agreement, at the effective time of the Merger, the bylaws of Sol were amended, and such amended bylaws became the bylaws of the surviving corporation. A copy of the Amended Bylaws of SkyTerra is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 8.01	Other Events.

The information set forth in the press release issued by SkyTerra, dated March 29, 2010, and attached hereto as Exhibit 99.1 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Amended Certificate of Incorporation of SkyTerra Communications, Inc.

3.2	Amended Bylaws of SkyTerra Communications, Inc.

99.1	Press Release issued by SkyTerra Communications, Inc., dated March 29, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SkyTerra Communications, Inc.

By:	/s/ Gary M. Epstein
Name: Gary M. Epstein Title: Executive Vice President, Law & Regulation

Date: March 29, 2010

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended Certificate of Incorporation of SkyTerra Communications, Inc.

3.2	Amended Bylaws of SkyTerra Communications, Inc.

99.1	Press Release issued by SkyTerra Communications, Inc., dated March 29, 2010.

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